UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2019

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 29, 2019, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2019 second quarter (13 weeks) and 26-week periods ended August 2, 2019. The news release is furnished as Exhibit 99.1 hereto.

The information contained within this Item 2.02, including the information in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective August 27, 2019 (the “Effective Date”), Dollar General Corporation (the “Company”) named Jeffery C. Owen its Chief Operating Officer with responsibility for Store Operations, Merchandising and Supply Chain. A news release regarding this appointment and related matters is attached hereto as Exhibit 99.2.

Mr. Owen, 49, returned to Dollar General in June 2015 as Executive Vice President of Store Operations, with over 21 years of previous employment experience with the Company. Prior to his departure from Dollar General in July 2014, he was Senior Vice President, Store Operations.  Prior to August 2011, Mr. Owen served as Vice President, Division Manager.  From November 2006 to March 2007, he served as Retail Division Manager. Prior to November 2006, he was Senior Director, Operations Process Improvement. Mr. Owen served the Company in various operations roles of increasing importance and responsibility from December 1992 to September 2004.  Mr. Owen has served as a director of Kirkland’s Inc. since March 2015.

In connection with Mr. Owen’s promotion, the Compensation Committee of the Company’s Board of Directors approved (1) an increase in Mr. Owen’s annual base salary from $675,050 to $800,000, effective as of the Effective Date; (2) an increase in Mr. Owen’s targeted annual bonus from 75% to 100% of his base salary, to be prorated from the Effective Date, with respect to any bonus earned in the current fiscal year and with the actual bonus amount to be based on the achievement of the performance target previously established by the Compensation Committee in accordance with the terms of the Company’s annual bonus plan; and (3) an award of a non-qualified stock option (the “Option”) to purchase 9,632 shares of the Company’s common stock at a per share exercise price of $138.75 per share which was the closing price of the Company’s common stock as reported on the New York Stock Exchange on the grant date of the Option. Subject to certain limited vesting acceleration events, the Option is scheduled to vest in four annual installments of 25% beginning on the first anniversary of the grant date of the Option and will terminate no later than the tenth anniversary of the grant date of the Option. The Option was granted pursuant to the terms and conditions of the Amended and Restated 2007 Stock Incentive Plan for Key Employees of Dollar General Corporation and the related form of Stock Option Agreement.

 In addition, on August 27, 2019, the Company and Mr. Owen entered into an amendment to Mr. Owen’s employment agreement, effective August 27, 2019 (the “Amendment to Employment Agreement”), to reflect his title change and the increase in his annual base salary. The Amendment to Employment Agreement is attached hereto as Exhibit 10.1. The foregoing description of the Amendment to Employment Agreement is not a complete summary of the terms of such document, and reference is made to the complete text of such document which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Except as described herein, all other terms of Mr. Owen’s existing employment agreement with the Company and other previously disclosed compensatory arrangements remain in full force and effect.

There are no arrangements or understandings between Mr. Owen and any other person pursuant to which he was selected as an officer of the Company. Mr. Owen has no transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 7.01                          REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth statements regarding, among other things, the Company’s outlook, as well as the Company’s planned conference call to discuss the reported financial results, the Company’s outlook, and certain other matters, and announces that on August 28, 2019, the Company’s Board of Directors declared a quarterly cash dividend of $0.32 per share on the Company’s outstanding common stock. The dividend will be payable on or before October 22, 2019 to shareholders of record on October 8, 2019. Although the Board currently expects to continue regular quarterly cash dividends, the declaration and amount of future cash dividends are subject to the Board’s sole discretion and will depend upon, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant in its sole discretion.

The information contained within this Item 7.01, including the information in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 8.01                          OTHER EVENTS.

The Company appointed Steven G. Sunderland as its Executive Vice President of Store Operations to fill the vacancy caused by the promotion of Mr. Owen as described in Item 5.02 above.  The news released attached as Exhibit 99.2 contains further information regarding the Company’s organizational enhancements.

 ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial statements of businesses acquired.  N/A
(b)            Pro forma financial information.  N/A
(c)            Shell company transactions.  N/A
(d)            Exhibits.  See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement, by and between Dollar General Corporation and Jeffery C. Owen, effective August 27, 2019

99.1	News release issued August 29, 2019 relating to results of operations and financial condition for the fiscal 2019 second quarter (13 weeks) and 26-week periods ended August 2, 2019

99.2	News release issued August 29, 2019 relating to certain organizational matters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2019	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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